Exhibit 99.1

NASDAQ: SAEX DISCUSSION MATERIALS S T R I C T L Y P R I V I L E G E D & C O N F I D E N T I A L – S U B J E C T T O F R E 4 0 8

Safe Harbor

This presentation includes certain "forward-looking statements" within the meaning of the U.S. federal securities laws with respect to the Company, including statements regarding SAE's financial condition, results of operations and business and SAE's expectations or beliefs concerning future periods and possible future events. These statements are based on SAE's current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of SAE's business. These risks, uncertainties and contingencies include: fluctuations in the levels of exploration and development activity in the oil and gas industry; intense industry competition; a limited number of customers; the need to manage rapid growth; delays, reductions or cancellations of service contracts; operational disruptions due to seasonality, weather or other external factors; crew productivity; the availability of capital resources; high levels of indebtedness, substantial international business exposing SAE to currency fluctuations and global factors, including economic, political and military uncertainties; the need to comply with diverse and complex laws and regulations; and other factors set forth in SAE's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Except as required by law, SAE is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

NASDAQ: SAEX

Strictly privileged & Confidential – Subject to FRE 408

2

Executive Summary

- SAExploration Holdings, Inc. ("SAE" or the "Company") continues to position itself as the premier seismic data acquisition and logistical support services provider despite significant industry headwinds
- While the previous restructuring consummated in 2016 provided much needed liquidity and some deleveraging, there remain difficulties
  - The business environment remains challenging
    - Effect of weak commodity prices
    - Overcapacity in the market
    - Reluctance of customers to contract for long term
  - One large account receivable dependent on payment of tax credits from the State of Alaska remains in process
    - While SAE believes payment will ultimately be received, timeline is uncertain
- The Company has made recent efforts to recapitalize and restructure
  - Amended $30 million term loan to extend the maturity date
  - Secured a new credit facility which provides incremental liquidity and replaces the Wells Fargo facility maturing in November 2017

NASDAQ: SAEX

Strictly privileged & Confidential – Subject to FRE 408

3

Business Highlights • Over 165 years of combined experience between SAE top management team Experienced Management Team with • Company has endured energy market cycles and management has ability to execute    Exposure to Multiple Market Cycles amidst uncertainty • Clients Include: Long-Term Relationships with the Largest Energy Companies in the World First-Choice, Full-Service Logistics • Provide a variety of key services to clients in all relevant target markets Provider in Core Target Markets Significant Value in Underlying Collateral •Realization of tax credits has potential to greatly benefit SAE’s operating position including $68.3mm in Tax Credits from • While management believes it will monetize all the credits, timing is uncertain the State of Alaska NASDAQ: SAEX Strictly privileged & Confidential – Subject to FRE 408 4

Operating Strategy

SAExploration

- Realign capital structure for long-term viability
  - Resets ability to successfully compete with unlevered peers
  - Provides needed flexibility to manage working capital swings, particularly in a recovery or growth phase
  - Creates attractive financial profile to accompany industry leading operational history
  - Enhances cash flow generation and return to stakeholders
- Operate a highly-focused business model with an emphasis on the following:
  - Serving customers in existing core areas
    - Protect market share and pricing in markets SAE controls
  - Continue to bid on and take strategic contracts with major oil companies in Alaska, South America, and Ocean-Bottom Marine ("OBM") markets worldwide
    - Alaska and Colombia expected to drive near-term activity with additional upside from Bolivia and OBM markets
  - Strengthen and exploit relationships with existing customers who may have opportunities or assets in other strategic regions
    - Limit expansionary growth to core customers with projects that offer above-average pricing characteristics
  - Extend strategic relationship with the Kuukpiks in Alaska to 2020 or beyond
    - Will secure most of the North Slope market in front of next exploration cycle
  - Pursue consolidation and other strategic initiatives that improve competitive positioning and complement strategic focus

NASDAQ: SAEX

Strictly privileged & Confidential – Subject to FRE 408

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Alaska Tax Credit Update
Total Credits Received To-Date $ 40.5
Less: Total Credits Sold to a Third Party $ (17.6)
Plus: Credits Sold but Not Used by a Third Party (Clawback) $ 2.7
Total Credits In-Hand $ 25.7
Remaining Pending Tax Credits (Unissued) $ 42.7
Tax Credits Under Appeal $ 5.8
Total Unissued Tax Credits $ 48.5
Approximately $14.9 million of tax credits were consumed under previous sales, leaving $2.7 million unused
SAE received approximately $14.4 million in cash proceeds from the $14.9 million used
On July 21, 2017, SAE received another $16.1 million of AS 023 tax credits from the State of Alaska
SAE expects to receive $21.4 million of AS 025 tax credits imminently, which, once issued, will only leave $21.3 million pending
Approximately $5.8 million of disallowed expenses remain under appeal
NASDAQ: SAEX Strictly privileged & Confidential – Subject to FRE 408 6

Summary of Recent Recapitalization Efforts Amendment to Term Loan New Credit Facility Pro Forma Capital Structure Facility ($ in Thousands) Transaction Proforma • All primary lenders under • $16 million delayed draw 6/30/17 Adjustments 6/30/17 the previous Term Loan facility and Security Agreement – $5 million available Cash & Cash Equivalents $20,238 $2,133 $22,371 participated immediately with remaining draws Wells Fargo Facility 2,867 (2,867)— • Same collateral and subject to lender New Credit Facility—5,000 5,000 priority approval Amended Term Loan 29,995—29,995 • January 2, 2020 maturity • Provided by certain or January 2, 2019 if any members of the Term Loan Second Lien Notes 84,689—84,689 New Notes or Existing Facility Notes outstanding Senior Secured Notes 1,839—1,839 • Collateral and priority • similar to previous Wells Total Debt 119,390 121,523 Same restrictive covenants Fargo Facility as previous Term Loan and Market Equity (mm) ¹ $20.5 Security Agreement • January 2, 2020 maturity or September 14, 2018 if any New Notes or Existing Notes outstanding • No financial covenants (1) Market Equity represents SAEX market capitalization as of October 16, 2017. NASDAQ: SAEX Strictly privileged & Confidential – Subject to FRE 408 7

Appendix Strictly privileged & Confidential – Subject to FRE 408

Historical Financials Total Revenue Gross Profit & Margins ex. Depreciation SAM NAM SE Asia Africa Revenue Gross Profit ex. Depreciation Gross Profit Margin $386.8 30.2% 29.9% 30.4% $71.4 $68.9 21.8% 23.6% $257.4 $61.4 $245.3 $56.2 $57.8 $228.1 18.5% $205.6 $99.7 $30.3 2012 2013 2014 2015 2016 2017YTD 2012 2013 2014 2015 2016 2017YTD Adjusted EBITDA & Margins Capital Expenditures Adjusted EBITDA EBITDA Margin $41.7 19.0% 17.6% 17.0% $28.2 $38.8 $36.1 $35.2 10.9% $30.6 9.1% $26.8 11.9% $11.1 $18.9 $6.4 $3.4 $2.2 2012 2013 2014 2015 2016 2017YTD 2012 2013 2014 2015 2016 2017YTD Note: Dollars in millions Source: Company filings. NASDAQ: SAEX Strictly privileged & Confidential – Subject to FRE 408 9

Executive Management

SAExploration

Years Experience



Jeff Hastings
Chairman and CEO

- Mr. Hastings joined SAE in 2011 after his initial investment in the Company in 2008
- Founded Fairweather Geophysical, which was the long-time leading provider of seismic services in Alaska before being acquired by Veritas DGC in 2000
- Following the acquisition, Mr. Hastings retained his role as head of the Alaskan Division for Veritas and then CGGVeritas following its acquisition of Veritas DGC
- Mr. Hastings was instrumental in assisting SAE in successfully expanding its operations into Alaska's Cook Inlet and North Slope, as well as Malaysia and Africa

35+



Brian Beatty
COO

- Founded SAE in 2006 after establishing and maintaining Veritas DGC's South American operations, where he ran operations for over 15 years
- After growing the company into Colombia, Papua New Guinea and Bolivia, Mr. Beatty spearheaded SAE's expansion into Canada through its acquisition of Datum Exploration
- Began career in seismic field management in 1980 with Veritas DGC

30+



Brent Whiteley
CFO and GC

- After earning his MBA in 2006, Mr. Whiteley assumed the role of Senior Vice President in charge of all operations for CGGVeritas' Land Acquisition business in the Americas
- Joined SAE in 2011 as Chief Operating Officer and General Counsel, later transitioning to the role of Chief Financial Officer and General Counsel
- Since 2011, Mr. Whiteley has led the Company's raise of over $200 million in debt and equity capital

20+

NASDAQ: SAEX *Strictly privileged & Confidential – Subject to FRE 408* 10